UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10053

Name of Fund: Merrill Lynch Low Duration Fund of Merrill Lynch Investment
              Managers Funds, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 12/31/03

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Low Duration Fund

Semi-Annual Report
December 31, 2003

[LOGO] Merrill Lynch Investment Managers

A Letter From the President

[PHOTO]

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. However, amid the good economic news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

Throughout 2003, the Federal Reserve Board remained focused on averting deflation and ensuring a sustained economic recovery. This translated into an uninterrupted easing monetary policy and the lowest interest rates in decades. The Federal Funds rate, which opened the year at 1.25%, ended it at 1% -- the lowest level since 1958.

For fixed income investors, the markets seemed to reward those who were willing to accept the greatest risk. The high yield sector, supported by improving corporate earnings, posted the best results for the year with the Credit Suisse First Boston High Yield Index providing a total return of +27.94% for the 12 months ended December 31, 2003. These results were comparable to the impressive performance of equity markets this year, with the Standard & Poor's 500 Index returning +28.68%. In other areas of fixed income, investment grade corporate bonds, as measured by the unmanaged Merrill Lynch U.S. Corporate Master Index, returned +8.31%, and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned +2.26% for the year. Yields on 10-year Treasuries -- which move opposite of price levels -- rose from 3.83% at December 31, 2002 to 4.27% at December 31, 2003.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director/Trustee


2          MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

We are pleased to present to you the management team of

Merrill Lynch Low Duration Fund

                                    [PHOTO]

[PHOTO]

Patrick Maldari
Senior Portfolio Manager

[PHOTO]

James J. Pagano
Senior Portfolio Manager

Senior Portfolio Managers Pat Maldari and Jim Pagano co-head the Merrill Lynch Low Duration Fund team. Mr. Maldari, who joined Merrill Lynch Investment Managers in 1984, received a bachelor's degree from Montclair State University. He is a CFA(R) charterholder and a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA). Mr. Pagano joined Merrill Lynch Investment Managers in 1997. He received a bachelor's degree from the United States Naval Academy and is a CFA charterholder. The portfolio management team also includes John Burger and Frank Viola, the corporate bond and mortgage-backed managers, respectively. Mr. Burger earned a bachelor's degree from Cornell University. He is a CFA charterholder and a member of the AIMR and NYSSA. Mr. Viola earned a bachelor's degree from The Pennsylvania State University. He is a CFA charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries. The team has a combined 65 years of investment experience.

================================================================================
Table of Contents
--------------------------------------------------------------------------------
A Letter From the President .................................................  2
A Discussion With Your Fund's Portfolio Manager .............................  4
Performance Data ............................................................  6
Fund Financial Statements ...................................................  8
Fund Financial Highlights ................................................... 11
Fund Notes to Financial Statements .......................................... 16
Officers & Directors/Trustees ............................................... 18
Schedule of Investments ..................................................... 19
Master Portfolio Financial Statements ....................................... 25
Master Portfolio Financial Highlights ....................................... 28
Master Portfolio Notes to Financial Statements .............................. 29


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003           3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund continued to pursue its goal of enhancing total return and preserving capital, and benefited most during the period from its emphasis on spread sectors.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2003, Merrill Lynch Low Duration Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +.59%, +.25%, +.25%, +.72% and +.72%, respectively. This compared to a return of +.75% for the Fund's unmanaged benchmark, the Merrill Lynch 1-3 Year Corporate & Government Bond Index, for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

Our primary focus during the period was on spread sectors (corporate and high yield fixed income securities), more specifically, lower-quality corporate bonds. This included a significant overweight position, relative to our benchmark, in BBB-rated corporate and high yield fixed income securities. In addition, we maintained a substantial underweight position in Treasury issues.

In July, as the period began, the yield on the 10-year Treasury note stood at 3.56%. Economic activity heated up in the third quarter, with gross domestic product growth reaching 8.2%. In response to the dramatic acceleration in growth, the yield on the 10-year Treasury spiked 150 basis points (1.50%) from 3.10% on June 15, 2003 to 4.60% on September 2, 2003. It appeared that investors had begun to factor in a potential increase in short-term interest rates by the Federal Reserve Board and renewed inflationary pressures. Rates subsequently settled into a range of between 4.00% and 4.40%, where they remained for the balance of 2003, ending the year at 4.27%.

The Portfolio was able to avoid much of the interest rate volatility that characterized the period by maintaining a meaningful position in spread sectors. That is, we focused on areas with a lower correlation to Treasury issues, which therefore were less vulnerable to fluctuations in interest rates. This strategy helped enhance total returns, as the market was clearly rewarding investors for taking on risk. For example, high yield fixed income investments, as measured by the unmanaged Credit Suisse First Boston High Yield Index, returned +9.05% for the six months ended December 31, 2003. On the other hand, investment grade corporate bonds, as measured by the unmanaged Merrill Lynch Corporate Master Index, returned +0.63%, and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned -1.33% for the same period.

Our emphasis on spread sectors included a focus on corporate bonds (both investment grade and high yield), agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). By strategically managing these sectors and taking advantage of opportunities available across the markets, we were able to consistently add value to the Fund. In general, we were overweight in these sectors for most of the period by 60% - 70% relative to the benchmark index.

What changes were made to the Portfolio during the period?

We maintained our allocation to corporate bonds at 40%, and we increased our exposure to BBB-rated corporate bonds from 22% of net assets at the beginning of the period to 25% at period end. Correspondingly, we reduced our exposure in A-rated corporate bonds and AAA-rated securities, including structured products such as loans and CMOs. We also increased the Portfolio's exposure to high yield bonds from 2% of net assets to 3.5%. These moves were in response to the attractive valuations of corporate and high yield fixed income securities, combined with the outlook for a strengthening economy and improving fundamentals within the corporate market. This includes improving corporate debt levels (deleveraging), increasing free cash flow and better overall financial liquidity at the corporate level.


4          MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

We also reduced our exposure to non-agency mortgages, which we believed were overvalued, from about 5.0% of net assets to 3.5%. At the same time, we reduced the portfolio's exposure to agency mortgages, also relatively expensive in our view, from 22% of net assets to 19%, and added Government National Mortgage Association (GNMA) project loans. These moves helped improve the liquidity of the Portfolio.

We kept the overall duration profile of the Portfolio close to that of the benchmark, given the relatively steep yield curve and our view toward continued stability in monetary policy (or a stable Federal Funds rate).

How was the Portfolio positioned at the close of the period?

The Portfolio remained positioned to take advantage of opportunities in higher-beta sectors, such as BBB-rated corporate bonds and high yield securities that have greater sensitivity to the overall economy. We would expect these sectors to perform well relative to U.S. Treasury securities when the U.S. economy is expanding. This is based on our belief that the yield curve will maintain its upward slope, which tends to be conducive to better performance by spread sectors. In general, improving economic conditions should continue to support the high yield and investment grade corporate bond sectors.

We plan to maintain the Portfolio's emphasis on spread sectors, with overweight positions approximately 60% above the benchmark. This includes overweights in the mortgage, investment grade corporate and ABS sectors, which we anticipate will collectively represent about 85% of total assets. We also expect to maintain our overweights to higher-beta corporate bonds, such as BBB-rated and high yield securities. However, we recognize that the market has become fully priced, and we will be looking for opportunities to begin reducing the Portfolio's exposure to high yield and higher-beta corporate bonds such as BBB-rated securities. This is important because the Portfolio's mandate requires us to maintain a minimum amount of securities rated A or better in the Portfolio. At the close of the period, the Portfolio was operating relatively close to that minimum level of 70%. As time passes, we will likely begin moving away from these higher-beta sectors, as their valuations appear to be getting expensive.

Given the relatively benign near-term interest rate forecast, we will continue to maintain an average portfolio duration close to that of the benchmark. We do not expect the Federal Reserve Board to raise interest rates in the immediate future and, in fact, anticipate that monetary policy will remain on hold for some time to ensure a sustainable economic recovery. If, however, the Federal Reserve Board does begin to raise interest rates, we would take steps to shorten the duration of the securities in the Portfolio.

Patrick Maldari
Vice President and Senior Portfolio Manager

James J. Pagano
Vice President and Senior Portfolio Manager

January 27, 2004


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003           5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 3% and an account maintenance fee of 0.25% (but no distribution fee).

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 3% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

The performance results depicted on page 7 are those of Merrill Lynch Low Duration Fund and, prior to October 6, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Merrill Lynch Low Duration Fund. Performance results prior to October 6, 2000 reflect the annual operating expenses of the predecessor Fund. If Merrill Lynch Low Duration Fund's operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 6, 2000 include the actual operating expenses of Merrill Lynch Low Duration Fund. The Fund commenced operations on October 6, 2000.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6          MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Recent Performance Results*

                                                                                                  10-Year/
                                                            6-Month         12-Month           Since Inception          Standardized
As of December 31, 2003                                   Total Return    Total Return           Total Return           30-Day Yield
====================================================================================================================================
ML Low Duration Fund Class A Shares*                         +0.59%          +2.73%                 +23.80%                 2.03%
------------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class B Shares*                         +0.25           +2.15                  +14.60                  1.43
------------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class C Shares*                         +0.25           +2.05                  +14.43                  1.44
------------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class I Shares*                         +0.72           +2.98                  +83.21                  2.27
------------------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class R Shares*                         +0.72              --                  + 3.29                  1.84
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1 - 3 Year Corporate & Government Index**      +0.75           +2.74        +77.25/+ 28.88/+21.57/+3.05         --
------------------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for Class I Shares, from 9/24/99 for Class A Shares, from 10/06/00 for Class B & Class C Shares and from 1/03/03 for Class R Shares.
** This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years. Ten-year/since inception total returns are for 10 years, from 9/24/99, from 10/06/00 and from 1/03/03, respectively.

Average Annual Total Return

                                       % Return Without          % Return With
                                         Sales Charge            Sales Charge**
===============================================================================
Class A Shares*
-------------------------------------------------------------------------------
One Year Ended 12/31/03                      +2.73%                  -0.35%
-------------------------------------------------------------------------------
Inception (9/24/99)
through 12/31/03                             +5.13                   +4.38
-------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.

                                           % Return                % Return
                                          Without CDSC            With CDSC**
===============================================================================
Class B Shares*
-------------------------------------------------------------------------------
One Year Ended 12/31/03                      +2.15%                  -1.84%
-------------------------------------------------------------------------------
Inception (10/06/00)
through 12/31/03                             +4.30                   +3.45
-------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

-------------------------------------------------------------------------------
                                           % Return                % Return
                                          Without CDSC            With CDSC**
===============================================================================
Class C Shares*
-------------------------------------------------------------------------------
One Year Ended 12/31/03                      +2.05%                  +1.06%
-------------------------------------------------------------------------------
Inception (10/06/00)
through 12/31/03                             +4.25                   +4.25
-------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

-------------------------------------------------------------------------------
                                       % Return Without          % Return With
                                          Sales Charge           Sales Charge**
===============================================================================
Class I Shares*
-------------------------------------------------------------------------------
One Year Ended 12/31/03                      +2.98%                  -0.11%
-------------------------------------------------------------------------------
Five Years Ended 12/31/03                    +5.09                   +4.45
-------------------------------------------------------------------------------
Ten Years Ended 12/31/03                     +6.24                   +5.92
-------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.

Aggregate Total Return

                                                                   % Return
===============================================================================
Class R Shares
-------------------------------------------------------------------------------
Inception (1/03/03)
through 12/31/03                                                     +3.29%
-------------------------------------------------------------------------------


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003           7

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities              Merrill Lynch Low Duration Fund

As of December 31, 2003
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Investment in Low Duration Master Portfolio, at value
                        (identified cost--$784,580,449) ....................................                      $ 787,842,089
                       Prepaid registration fees ...........................................                             33,796
                                                                                                                  -------------
                       Total assets ........................................................                        787,875,885
                                                                                                                  -------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends to shareholders ........................................    $     674,027
                          Distributor ......................................................          342,336
                          Other affiliates .................................................          109,878
                          Administrator ....................................................           21,482         1,147,723
                                                                                                -------------
                       Accrued expenses and other liabilities ..............................                             95,136
                                                                                                                  -------------
                       Total liabilities ...................................................                          1,242,859
                                                                                                                  -------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets ..........................................................                      $ 786,633,026
                                                                                                                  =============
===============================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.01 par value, 100,000,000 shares
                        authorized .........................................................                      $     148,154
                       Class B Shares of Common Stock, $.01 par value, 200,000,000 shares
                        authorized .........................................................                            130,679
                       Class C Shares of Common Stock, $.01 par value, 100,000,000 shares
                        authorized .........................................................                            248,247
                       Class I Shares of Common Stock, $.01 par value, 100,000,000 shares
                        authorized .........................................................                            236,403
                       Class R Shares of Common Stock, $.01 par value, 200,000,000 shares
                        authorized .........................................................                              1,216
                       Paid-in capital in excess of par ....................................                        796,703,912
                       Accumulated distributions in excess of investment income--net .......    $     (97,032)
                       Accumulated realized capital losses on investments and foreign
                        currency transactions allocated from the Portfolio--net ............      (14,000,193)
                       Unrealized appreciation on investments allocated from the
                        Portfolio--net .....................................................        3,261,640
                                                                                                -------------
                       Total accumulated losses--net .......................................                        (10,835,585)
                                                                                                                  -------------
                       Net Assets ..........................................................                      $ 786,633,026
                                                                                                                  =============
===============================================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $152,515,973 and 14,815,435 shares
                        outstanding ........................................................                      $       10.29
                                                                                                                  =============
                       Class B--Based on net assets of $134,279,354 and 13,067,850 shares
                        outstanding ........................................................                      $       10.28
                                                                                                                  =============
                       Class C--Based on net assets of $255,015,922 and 24,824,720 shares
                        outstanding ........................................................                      $       10.27
                                                                                                                  =============
                       Class I--Based on net assets of $243,571,259 and 23,640,338 shares
                        outstanding ........................................................                      $       10.30
                                                                                                                  =============
                       Class R--Based on net assets of $1,250,518 and 121,649 shares
                        outstanding ........................................................                      $       10.28
                                                                                                                  =============

      See Notes to Financial Statements.


8          MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Statement of Operations                          Merrill Lynch Low Duration Fund

For the Six Months Ended December 31, 2003
===============================================================================================================================
Investment Income Allocated from the Portfolio--Net
-------------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Portfolio:
                          Interest .........................................................                      $  14,090,715
                          Dividends ........................................................                            101,012
                          Interest on swaps ................................................                             33,492
                          Securities lending--net ..........................................                             11,819
                          Expenses .........................................................                         (1,031,772)
                                                                                                                  -------------
                       Net investment income allocated from the Portfolio ..................                         13,205,266
                                                                                                                  -------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class C ..................    $   1,184,081
                       Administration fees .................................................          943,925
                       Account maintenance and distribution fees--Class B ..................          628,696
                       Account maintenance fees--Class A ...................................          182,572
                       Transfer agent fees--Class C ........................................          125,036
                       Transfer agent fees--Class I ........................................           82,141
                       Transfer agent fees--Class B ........................................           69,062
                       Registration fees ...................................................           61,347
                       Transfer agent fees--Class A ........................................           58,875
                       Printing and shareholder reports ....................................           48,339
                       Professional fees ...................................................            9,421
                       Account maintenance and distribution fees--Class R ..................            1,276
                       Transfer agent fees--Class R ........................................              193
                       Other ...............................................................            7,183
                                                                                                -------------
                       Total expenses ......................................................                          3,402,147
                                                                                                                  -------------
                       Investment income--net ..............................................                          9,803,119
                                                                                                                  -------------
===============================================================================================================================
Realized & Unrealized Loss Allocated from the Portfolio--Net
-------------------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments allocated from the Portfolio--net ......                         (1,183,122)
                       Change in unrealized appreciation on investments allocated from the
                        Portfolio--net .....................................................                         (5,217,517)
                                                                                                                  -------------
                       Total realized and unrealized loss allocated from the Portfolio--net                          (6,400,639)
                                                                                                                  -------------
                       Net Increase in Net Assets Resulting from Operations ................                      $   3,402,480
                                                                                                                  =============

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003           9

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets              Merrill Lynch Low Duration Fund

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 December 31,         June 30,
Increase (Decrease) in Net Assets:                                                                   2003               2003
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................    $   9,803,119     $  12,780,582
                       Realized gain (loss) on investments allocated from the Portfolio--net       (1,183,122)        1,729,075
                       Change in unrealized appreciation on investments allocated from the
                        Portfolio--net .....................................................       (5,217,517)        7,502,338
                                                                                                -------------------------------
                       Net increase in net assets resulting from operations ................        3,402,480        22,011,995
                                                                                                -------------------------------
===============================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ..........................................................       (2,109,946)       (3,951,943)
                          Class B ..........................................................       (1,555,338)       (2,616,559)
                          Class C ..........................................................       (2,932,669)       (4,992,750)
                          Class I ..........................................................       (3,198,457)       (1,467,547)
                          Class R ..........................................................           (6,194)               (2)
                                                                                                -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders .       (9,802,604)      (13,028,801)
                                                                                                -------------------------------
===============================================================================================================================
Capital Share Transactions
-------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share transactions ..       54,844,951       405,029,497
                                                                                                -------------------------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ........................................       48,444,827       414,012,691
                       Beginning of period .................................................      738,188,199       324,175,508
                                                                                                -------------------------------
                       End of period* ......................................................    $ 786,633,026     $ 738,188,199
                                                                                                ===============================
                          * Accumulated distributions in excess of investment income--net ..    $     (97,032)    $     (97,547)
                                                                                                ===============================

      See Notes to Financial Statements.


10         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Financial Highlights                             Merrill Lynch Low Duration Fund

                                                                                                  Class A
                                                                         -----------------------------------------------------------
The following per share data and ratios have been derived                For the Six        For the Year Ended       For the Period
from information provided in the financial statements.                   Months Ended             June 30,          October 6, 2000+
                                                                         December 31,     -----------------------      to June 30,
Increase (Decrease) in Net Asset Value:                                      2003          2003@@         2002@@         2001@@
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .........................   $  10.38        $  10.16       $  10.19       $  10.00
                                                                          ----------------------------------------------------------
         Investment income--net .......................................        .15++           .31++          .34++          .36
         Realized and unrealized gain (loss) on investments and foreign
          currency transactions allocated from the Portfolio--net .....       (.09)            .23            .12            .19
                                                                          ----------------------------------------------------------
         Total from investment operations .............................        .06             .54            .46            .55
                                                                          ----------------------------------------------------------
         Less dividends and distributions:
            Investment income--net ....................................       (.15)           (.32)          (.48)          (.36)
            Realized gain on investments--net .........................         --              --           (.01)            --
                                                                          ----------------------------------------------------------
         Total dividends and distributions ............................       (.15)           (.32)          (.49)          (.36)
                                                                          ----------------------------------------------------------
         Net asset value, end of period ...............................   $  10.29        $  10.38       $  10.16       $  10.19
                                                                          ==========================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...........................        .59%@          5.36%          4.53%          5.58%@
                                                                          ==========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
         Expenses, net of waiver and reimbursement and excluding
          reorganization expenses+++ ..................................        .88%*           .95%           .83%           .83%*
                                                                          ==========================================================
         Expenses+++ ..................................................        .88%*          1.00%          1.02%          8.76%*
                                                                          ==========================================================
         Investment income--net .......................................       2.88%*          3.03%          4.04%          5.75%*
                                                                          ==========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .....................   $152,516        $152,780       $110,014       $    268
                                                                          ==========================================================
         Portfolio turnover of Low Duration Master Portfolio ..........      53.91%         198.09%         70.92%        192.04%
                                                                          ==========================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                                  Class B
                                                                         -----------------------------------------------------------
The following per share data and ratios have been derived                For the Six         For the Year Ended      For the Period
from information provided in the financial statements.                   Months Ended              June 30,         October 6, 2000+
                                                                         December 31,     -----------------------      to June 30,
Increase (Decrease) in Net Asset Value:                                      2003            2003           2002           2001
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .........................   $  10.37        $  10.14       $  10.18       $  10.00
                                                                          ----------------------------------------------------------
         Investment income--net .......................................        .12++           .24++          .37++          .33
         Realized and unrealized gain (loss) on investments and foreign
          currency transactions allocated from the Portfolio--net .....       (.09)            .24            .01            .18
                                                                          ----------------------------------------------------------
         Total from investment operations .............................        .03             .48            .38            .51
                                                                          ----------------------------------------------------------
         Less dividends and distributions:
            Investment income--net ....................................       (.12)           (.25)          (.41)          (.33)
            Realized gain on investments--net .........................         --              --           (.01)            --
                                                                          ----------------------------------------------------------
         Total dividends and distributions ............................       (.12)           (.25)          (.42)          (.33)
                                                                          ----------------------------------------------------------
         Net asset value, end of period ...............................   $  10.28        $  10.37       $  10.14       $  10.18
                                                                          ==========================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...........................        .25%@          4.77%          3.75%          5.16%@
                                                                          ==========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
         Expenses, net of waiver and reimbursement and excluding
          reorganization expenses+++ ..................................       1.55%*          1.61%          1.48%          1.48%*
                                                                          ==========================================================
         Expenses+++ ..................................................       1.55%*          1.66%          1.70%          9.41%*
                                                                          ==========================================================
         Investment income--net .......................................       2.22%*          2.22%          3.75%          5.10%*
                                                                          ==========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .....................   $134,279        $139,688       $ 64,457       $  5,016
                                                                          ==========================================================
         Portfolio turnover of Low Duration Master Portfolio ..........      53.91%         198.09%         70.92%        192.04%
                                                                          ==========================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


12         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                                   Class C
                                                                         -----------------------------------------------------------
The following per share data and ratios have been derived                For the Six          For the Year Ended     For the Period
from information provided in the financial statements.                   Months Ended              June 30,         October 6, 2000+
                                                                         December 31,     -----------------------      to June 30,
Increase (Decrease) in Net Asset Value:                                      2003            2003           2002           2001
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .........................   $  10.36        $  10.14       $  10.18       $  10.00
                                                                          ----------------------------------------------------------
         Investment income--net .......................................        .12++           .24++          .35++          .32
         Realized and unrealized gain (loss) on investments and foreign
          currency transactions allocated from the Portfolio--net .....       (.09)            .23            .03            .18
                                                                          ----------------------------------------------------------
         Total from investment operations .............................        .03             .47            .38            .50
                                                                          ----------------------------------------------------------
         Less dividends and distributions:
            Investment income--net ....................................       (.12)           (.25)          (.41)          (.32)
            Realized gain on investments--net .........................         --              --           (.01)            --
                                                                          ----------------------------------------------------------
         Total dividends and distributions ............................       (.12)           (.25)          (.42)          (.32)
                                                                          ----------------------------------------------------------
         Net asset value, end of period ...............................   $  10.27        $  10.36       $  10.14       $  10.18
                                                                          ==========================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...........................        .25%@          4.68%          3.75%          5.10%@
                                                                          ==========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
         Expenses, net of waiver and reimbursement and excluding
          reorganization expenses+++ ..................................       1.55%*          1.61%          1.48%          1.48%*
                                                                          ==========================================================
         Expenses+++ ..................................................       1.55%*          1.66%          1.68%          9.41%*
                                                                          ==========================================================
         Investment income--net .......................................       2.22%*          2.37%          3.62%          5.10%*
                                                                          ==========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .....................   $255,016        $263,066       $126,380       $  4,754
                                                                          ==========================================================
         Portfolio turnover of Low Duration Master Portfolio ..........      53.91%         198.09%         70.92%        192.04%
                                                                          ==========================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                                  Class I
                                                                         -----------------------------------------------------------
The following per share data and ratios have been derived                For the Six        For the Year Ended       For the Period
from information provided in the financial statements.                   Months Ended             June 30,          October 6, 2000+
                                                                         December 31,     -----------------------      to June 30,
Increase (Decrease) in Net Asset Value:                                      2003          2003@@         2002@@         2001@@
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .........................   $  10.39        $  10.17       $  10.21       $  10.00
                                                                          ----------------------------------------------------------
         Investment income--net .......................................        .16++           .31++          .45++          .40
         Realized and unrealized gain (loss) on investments and foreign
          currency transactions allocated from the Portfolio--net .....       (.09)            .25            .02            .19
                                                                          ----------------------------------------------------------
         Total from investment operations .............................        .07             .56            .47            .59
                                                                          ----------------------------------------------------------
         Less dividends and distributions:
            Investment income--net ....................................       (.16)           (.34)          (.50)          (.38)
            Realized gain on investments--net .........................         --              --           (.01)            --
                                                                          ----------------------------------------------------------
         Total dividends and distributions ............................       (.16)           (.34)          (.51)          (.38)
                                                                          ----------------------------------------------------------
         Net asset value, end of period ...............................   $  10.30        $  10.39       $  10.17       $  10.21
                                                                          ==========================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...........................        .72%@          5.61%          4.68%          5.95%@
                                                                          ==========================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
         Expenses, net of waiver and reimbursement and excluding
          reorganization expenses+++ ..................................        .64%*           .70%           .58%           .58%*
                                                                          ==========================================================
         Expenses+++ ..................................................        .64%*           .75%           .78%          8.51%*
                                                                          ==========================================================
         Investment income--net .......................................       3.10%*          3.29%          4.51%          6.00%*
                                                                          ==========================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .....................   $243,571        $182,654       $ 23,325       $  1,156
                                                                          ==========================================================
         Portfolio turnover of Low Duration Master Portfolio ..........      53.91%         198.09%         70.92%        192.04%
                                                                          ==========================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. If applicable, the Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


14         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Financial Highlights (concluded)                 Merrill Lynch Low Duration Fund

                                                                                       Class R
                                                                           -----------------------------------
The following per share data and ratios have been derived                  For the Six         For the Period
from information provided in the financial statements.                     Months Ended       January 3, 2003+
                                                                           December 31,          to June 30,
Increase (Decrease) in Net Asset Value:                                        2003                 2003
==============================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .......................        $  10.37             $  10.29
                                                                             ---------------------------------
         Investment income--net@ ....................................             .12                  .18
         Realized and unrealized gain (loss) on investments allocated
          from the Portfolio--net ...................................            (.05)                 .08
                                                                             ---------------------------------
         Total from investment operations ...........................             .07                  .26
                                                                             ---------------------------------
         Less dividends from investment income--net .................            (.16)                (.18)
                                                                             ---------------------------------
         Net asset value, end of period .............................        $  10.28             $  10.37
                                                                             =================================
==============================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------
         Based on net asset value per share .........................             .72%++              2.55%++
                                                                             =================================
==============================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------
         Expenses, excluding reorganization expenses+++ .............            1.14%*               1.19%*
                                                                             =================================
         Expenses+++ ................................................            1.14%*               1.28%*
                                                                             =================================
         Investment income--net .....................................            2.42%*               2.74%*
                                                                             =================================
==============================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) ...................        $  1,251                   --@@
                                                                             =================================
         Portfolio turnover of Low Duration Master Portfolio ........           53.91%              198.09%
                                                                             =================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Aggregate total investment return.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Based on average shares outstanding.
@@   Amount is less than $1,000.

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                    Merrill Lynch Low Duration Fund

1. Significant Accounting Policies:

Merrill Lynch Low Duration Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio (the "Portfolio") of Fund Asset Management Master Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at December 31, 2003 was 99.9%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Company has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are


16         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Notes to Financial Statements (continued)        Merrill Lynch Low Duration Fund

accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A .......................................      .25%               --
Class B .......................................      .25%              .65%
Class C .......................................      .25%              .65%
Class R .......................................      .25%              .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended December 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 9,923               $49,801
Class I ............................               $11,591               $   344
--------------------------------------------------------------------------------

For the six months ended December 31, 2003, MLPF&S received contingent deferred sales charges of $189,353 and $105,119 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $14,082 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $54,844,951 and $405,029,497 for the six months ended December 31, 2003 and the year ended June 30, 2003, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended December 31, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,063,817       $  52,186,915
Automatic conversion of shares .........             97,255           1,003,291
Shares issued to shareholders in
  reinvestment of dividends ............             99,042           1,019,428
                                               --------------------------------
Total issued ...........................          5,260,114          54,209,634
Shares redeemed ........................         (5,157,594)        (53,121,384)
                                               --------------------------------
Net increase ...........................            102,520       $   1,088,250
                                               ================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2003+                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,435,945       $  56,020,611
Automatic conversion of shares .........            385,549           3,939,699
Shares issued resulting from
  reorganization .......................            773,210           8,068,892
Shares issued to shareholders in
  reinvestment of dividends ............            197,594           2,035,808
                                               --------------------------------
Total issued ...........................          6,792,298          70,065,010
Shares redeemed ........................         (2,908,773)        (29,990,966)
                                               --------------------------------
Net increase ...........................          3,883,525       $  40,074,044
                                               ================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended December 31, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,947,278       $  20,011,058
Shares issued to shareholders in
  reinvestment of dividends ............             98,024           1,007,057
                                               --------------------------------
Total issued ...........................          2,045,302          21,018,115
Automatic conversion of shares .........            (97,444)         (1,003,291)
Shares redeemed ........................         (2,355,976)        (24,203,490)
                                               --------------------------------
Net decrease ...........................           (408,118)      $  (4,188,666)
                                               ================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2003                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          9,970,842       $ 102,372,451
Shares issued resulting from
  reorganization .......................            148,975           1,551,900
Shares issued to shareholders in
  reinvestment of dividends ............            151,779           1,562,601
                                               --------------------------------
Total issued ...........................         10,271,596         105,486,952
Automatic conversion of shares .........           (386,259)         (3,939,699)
Shares redeemed ........................         (2,765,779)        (28,468,694)
                                               --------------------------------
Net increase ...........................          7,119,558       $  73,078,559
                                               ================================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended December 31, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,488,916       $  46,123,402
Shares issued to shareholders in
        reinvestment of dividends ......            206,864           2,124,838
                                               --------------------------------
Total issued ...........................          4,695,780          48,248,240
Shares redeemed ........................         (5,256,065)        (53,999,443)
                                               --------------------------------
Net decrease ...........................           (560,285)      $  (5,751,203)
                                               ================================


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)        Merrill Lynch Low Duration Fund

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2003                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         18,094,112       $ 185,812,014
Shares issued resulting from
  reorganization .......................             38,920             405,345
Shares issued to shareholders in
  reinvestment of dividends ............            329,001           3,385,682
                                               --------------------------------
Total issued ...........................         18,462,033         189,603,041
Shares redeemed ........................         (5,542,453)        (57,048,508)
                                               --------------------------------
Net increase ...........................         12,919,580       $ 132,554,533
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended December 31, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         11,210,649       $ 115,471,244
Shares issued to shareholders in
  reinvestment of dividends ............            248,700           2,562,016
                                               --------------------------------
Total issued ...........................         11,459,349         118,033,260
Shares redeemed ........................         (5,392,561)        (55,584,625)
                                               --------------------------------
Net increase ...........................          6,066,788       $  62,448,635
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2003+                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,633,201       $  58,229,344
Shares issued resulting from
  reorganization .......................         12,582,078         131,422,146
Shares issued to shareholders in
  reinvestment of dividends ............             92,757             962,617
                                               --------------------------------
Total issued ...........................         18,308,036         190,614,107
Shares redeemed ........................         (3,028,336)        (31,291,850)
                                               --------------------------------
Net increase ...........................         15,279,700       $ 159,322,257
                                               ================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                     Dollar
Ended December 31, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................            139,632       $   1,432,710
Shares issued to shareholders in
  reinvestment of dividends ............                595               6,115
                                               --------------------------------
Total issued ...........................            140,227           1,438,825
Shares redeemed ........................            (18,588)           (190,890)
                                               --------------------------------
Net increase ...........................            121,639       $   1,247,935
                                               ================================

-------------------------------------------------------------------------------
Class R Shares for the Period                                         Dollar
January 3, 2003+ to June 30, 2003                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................                  9       $         100
Shares issued to shareholders in
  reinvestment of dividends ............                  1                   4
                                               --------------------------------
Net increase ...........................                 10       $         104
                                               ================================

+     Commencement of operations.

4. Capital Loss Carryforward:

On June 30, 2003, the Fund had a net capital loss carryforward of $11,382,730, of which $2,721,252 expires in 2007, $6,549,324 expires in 2008, $1,140,537 expires in 2009 and $971,617 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

Officers and Directors/Trustees

Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Stephen B. Swensrud, Director/Trustee
Patrick Maldari, Vice President
James J. Pagano, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


18         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Schedule of Investments        Low Duration Master Portfolio   (in U.S. dollars)

                   S&P       Moody's   Face
                   Ratings   Ratings   Amount        Asset-Backed Securities+                                              Value
===================================================================================================================================
                   AAA       Aaa       $   786,322   ARNC Auto Owner Trust, Series 2001-A, Class A3, 3.76% due
                                                     10/17/2005                                                        $    788,704
                   AAA       Aaa             7,437   Advanta Mortgage Loan Trust, Series 1998-2, Class A17, 6.05%
                                                     due 9/25/2018                                                            7,482
                   AAA       Aaa         4,049,332   CIT Equipment Collateral, Series 2002-VT1, Class A3, 4.03%
                                                     due 1/20/2006                                                        4,109,083
                                                     California Infrastructure PG&E, Series 1997-1:
                   AAA       Aaa         1,449,225        Class A6, 6.38% due 9/25/2008                                   1,543,473
                   AAA       Aaa         1,756,120        Class A7, 6.42% due 9/25/2008                                   1,867,848
                   AAA       Aaa         4,100,000   Capital One Auto Finance Trust, Series 2003-A, Class A4A, 2.47%
                                                     due 1/15/2010                                                        4,044,300
                   NR*       NR*         7,000,000   Capital One Master Trust, Series 2000-4, Class C, 1.963%
                                                     due 8/15/2008 (a)(c)                                                 6,980,586
                   AAA       Aaa         2,743,132   Centex Home Equity, Series 2002-C, Class AF2, 2.87%
                                                     due 8/25/2018                                                        2,744,364
                   BBB       Baa2        6,600,000   Chase Credit Card Master Trust, Series 2003-1, Class C, 2.263%
                                                     due 4/15/2008 (a)                                                    6,667,418
                                                     Chase Funding Mortgage Loan Asset-Backed Certificates:
                   AAA       NR*         4,480,652        Series 1999-4, Class IA6, 7.407% due 9/25/2011                  4,766,860
                   AAA       Aaa         3,500,000        Series 2002-3, Class 1A3, 3.55% due 3/25/2022                   3,546,684
                                                     Chase Manhattan Auto Owner Trust:
                   A         A2          4,605,139        Series 2002-B, 4.24% due 1/15/2009                              4,718,604
                   A         A2          2,150,000        Series 2003-A, 2.04% due 12/15/2009                             2,122,119
                   AAA       Aaa           579,895   CityScape Home Equity Loan Trust, Series 1996-4, Class A10,
                                                     7.40% due 9/25/2027 (c)                                                579,363
                   AAA       Aaa           214,927   Countrywide Home Equity Loan Trust, Series 1999-A, 1.483%
                                                     due 4/15/2025 (a)                                                      214,762
                                                     Countrywide Home Loans:
                   AAA       NR*         2,481,031        Series 2002-32, Class 1A1, 6% due 11/25/2032                    2,508,016
                   AAA       Aaa         8,014,945        Series 2003-R4, Class 1A1A, 2.216% due 7/25/2019                8,023,711
                   AAA       Aaa         5,000,000   DaimlerChrysler Auto Trust, Series 2001-D, Class A4, 3.78%
                                                     due 2/06/2007                                                        5,120,398
                                                     First Franklin Mortgage Loan Asset Trust (a):
                   AAA       Aaa         9,391,366        Series 2002-FF4, Class 2A2, 2.80% due 2/25/2033                 9,515,369
                   AAA       Aaa         8,500,000        Series 2003-FF5, Class A2, 2.82% due 3/25/2034                  8,500,000
                   BBB       Baa2        8,500,000   First National Master Note Trust, Series 2003-2, Class C, 3.70%
                                                     due 4/15/2009                                                        8,523,906
                   AAA       Aaa         7,300,000   GMAC Mortgage Corporation Loan Trust, Series 2003-HE2, Class A2,
                                                     3.14% due 6/25/2025                                                  7,359,346
                   AAA       Aaa         2,396,783   Harley-Davidson Motorcycle Trust, Series 2001-2, Class A2,
                                                     4.72% due 6/15/2009                                                  2,450,507
                   AAA       Aaa         3,500,000   IKON Receivables LLC, Series 2003-1, Class A3B, 2.33%
                                                     due 12/15/2007                                                       3,517,645
                   AAA       Aaa         1,771,241   John Deere Owner Trust, Series 2001-A, Class A3, 3.26%
                                                     due 10/17/2005                                                       1,782,566
                   AAA       Aaa         2,590,000   M & I Auto Loan Trust, Series 2001-1, Class A4, 4.97%
                                                     due 3/20/2007                                                        2,657,384
                                                     MBNA Credit Card Master Note Trust:
                   BBB       Baa2        4,100,000        Series 2001-C3, Class C3, 6.55% due 12/15/2008                  4,436,288
                   BBB       Baa2        7,000,000        Series 2002-C5, Class C5, 4.05% due 1/15/2008                   7,162,668
                   AAA       Aaa         3,064,447   PSE&G Transition Funding LLC, Series 2001-1, Class A2, 5.74%
                                                     due 3/15/2007                                                        3,160,342
                                                     Residential Asset Securities Corporation:
                   AAA       Aaa           104,172        Series 2002-KS5, Class AIB2, 2.47% due 8/25/2022                  104,076
                   AAA       Aaa         4,694,992        Series 2002-KS6, Class AI2, 3.09% due 11/25/2022                4,718,322
                   AAA       Aaa         5,000,000        Series 2002-KS8, Class A2, 3.04% due 5/25/2023                  5,038,630
                   AAA       Aaa           558,069   USAA Auto Owner Trust, Series 2001-2, Class A3, 3.20%
                                                     due 2/15/2006                                                          559,926
                                                     WFS Financial Owner Trust, Class B:
                   AA        Aa2         2,100,000        Series 2003-2, 2.48% due 12/20/2010                             2,110,975
                   AA        Aa2         8,500,000        Series 2003-4, 2.80% due 5/20/2011                              8,364,000
                   A         A1          1,580,821   Whole Auto Loan Trust, Series 2002-1, Class B, 2.91%
                                                     due 4/15/2009                                                        1,595,596
                   ----------------------------------------------------------------------------------------------------------------
                                                     Total Asset-Backed Securities (Cost--$141,290,193)--18.0%          141,911,321
                   ================================================================================================================

                                                     Government & Agency Obligations
===================================================================================================================================
                   AAA       Aaa        17,500,000   Fannie Mae, 1.875% due 9/15/2005                                    17,541,405
                   AAA       Aaa        17,500,000   Federal Home Loan Bank, 1.75% due 8/15/2005                         17,496,640
                                                     U.S. Treasury Notes:
                   AAA       Aaa         3,890,000        4.75% due 2/15/2004                                             3,907,322
                   AAA       Aaa         4,303,000        1.875% due 9/30/2004 (g)                                        4,327,372
                   AAA       Aaa         4,530,000        7% due 7/15/2006                                                5,074,130
                   AAA       Aaa         2,900,000        2.625% due 5/15/2008                                            2,856,387
                   ----------------------------------------------------------------------------------------------------------------
                                                     Total Government & Agency Obligations (Cost--$51,269,180)--6.5%     51,203,256
                   ================================================================================================================


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          19

[LOGO] Merrill Lynch Investment Managers

                               Low Duration Master Portfolio   (in U.S. dollars)

                   S&P       Moody's   Face
                   Ratings   Ratings   Amount        Government Agency Mortgage-Backed Securities+                          Value
===================================================================================================================================
                                                     Fannie Mae:
                   AAA       Aaa       $ 8,500,000        2.01% due 11/25/2033                                         $  8,500,000
                   AAA       Aaa         9,780,393        3.50% due 11/25/2017                                            9,685,867
                   AAA       Aaa         7,247,053        4% due 3/25/2017                                                7,226,257
                   AAA       Aaa         7,330,651        5% due 3/25/2018                                                7,330,101
                   AAA       Aaa         1,726,902        6.50% due 8/01/2032--9/01/2032                                  1,806,241
                   AAA       Aaa        19,665,845        8% due 7/01/2027--11/01/2032                                   21,231,031
                                                     Freddie Mac:
                   AAA       Aaa        12,865,068        2.182% due 9/27/2007                                           12,876,557
                   AAA       Aaa        14,139,483        2.75% due 7/15/2018                                            13,877,582
                   AAA       Aaa         1,843,618        2.91% due 8/27/2007                                             1,847,462
                   AAA       Aaa         7,299,126        3.25% due 12/15/2013                                            7,276,132
                   AAA       Aaa         6,496,250        4% due 3/15/2014                                                6,462,475
                   AAA       Aaa         9,119,314        4% due 12/15/2022                                               8,980,726
                   AAA       Aaa        20,583,000        5% due 1/15/2019                                               20,962,509
                   AAA       Aaa        15,900,519        6% due 5/01/2016--6/01/2017                                    16,684,762
                   AAA       Aaa         4,058,823        6.50% due 8/01/2016--2/01/2017                                  4,299,868
                                                     Government National Mortgage Association:
                   AAA       Aaa       144,187,444        2.349% due 11/16/2007 (a)(h)                                    6,179,932
                   AAA       Aaa         5,302,721        2.848% due 6/16/2018                                            5,323,613
                   AAA       Aaa         4,755,316        3.313% due 4/16/2017                                            4,816,567
                   AAA       Aaa        15,000,000        5% due 1/15/2019                                               15,360,930
                   ----------------------------------------------------------------------------------------------------------------
                                                     Total Government Agency Mortgage-Backed Securities
                                                     (Cost--$180,335,492)--22.9%                                        180,728,612
                   ================================================================================================================

                                                     Non-Government Agency Mortgage-Backed Securities+
===================================================================================================================================
Collateralized     NR*       Aaa           250,579   Blackrock Capital Finance LP, Series 1997-R2, Class AP, 7.54%
Mortgage                                             due 12/25/2035 (a)(c)                                                  238,050
Obligations--2.7%  AAA       Aaa         6,300,000   CIT Group Home Equity Loan Trust, Series 2003-1, Class A2,
                                                     2.35% due 4/20/2027                                                  6,314,804
                   NR*       NR*            48,357   Housing Securities Inc., Series 1994-2, Class B1, 6.50%
                                                     due 7/25/2009                                                           40,378
                   NR*       Aaa           890,343   Ocwen Residential MBS Corporation, Series 1998-R2, Class AP,
                                                     6.278% due 11/25/2034 (a)(c)                                           890,343
                   AAA       NR*         2,360,870   PNC Mortgage Securities Corp., Series 1999-4, Class 1A5, 6.20%
                                                     due 6/25/2029                                                        2,390,703
                   AAA       Aaa         5,000,000   Permanent Financing PLC, Series 1, Class 2A, 4.20% due 6/10/2007     5,193,750
                   NR*       Aaa            71,755   Salomon Brothers Mortgage Securities VI, Series 1986-1,
                                                     Class A, 6% due 12/25/2011                                              71,663
                   AAA       NR*         4,918,619   Structured Asset Securities Corporation, Series 2002-19,
                                                     Class A1, 4.20% due 10/25/2032                                       4,952,322
                                                     Structured Mortgage Asset Residential Trust:
                   AAA       Aaa             9,351        Series 1991-1H, 8.25% due 6/25/2022                                 9,714
                   AAA       Aaa             7,614        Series 1992-3A, Class AA, 8% due 10/25/2007                         7,989
                   NR*       NR*           197,687   Walsh Acceptance, Series 1997-2, Class A, 2.141% due
                                                     3/01/2027 (a)(c)                                                       106,751
                                                     Washington Mutual Inc. (a):
                   BB        NR*           811,509        Series 2000-1, Class B1, 5.141% due 1/25/2040 (c)                 807,452
                   AAA       Aaa           100,768        Series 2003-AR1, Class A2, 2.92% due 3/25/2033                    100,694
                                                                                                                       ------------
                                                                                                                         21,124,613
===================================================================================================================================
Commercial         AAA       Aaa         2,304,192   Banc of America Commercial Mortgage Inc., Series 2000-1,
Mortgage-Backed                                      Class A1A, 7.109% due 11/15/2008                                     2,535,959
Securities--4.1%   NR*       Aaa         8,430,719   Bank of America Mortgage Securities, Series 2003-J, Class 2A1,
                                                     4.22% due 11/25/2033 (a)                                             8,470,238
                                                     CS First Boston Mortgage Securities Corp.:
                   AAA       Aaa         2,349,726        Series 2001-CK6, Class A1, 4.393% due 7/15/2006                 2,411,008
                   AAA       Aaa        91,000,000        Series 2003-CPN1, Class ASP, 1.81% due 3/15/2035 (a)(h)         6,257,433
                   NR*       Aaa         1,036,835   First Union NB--Bank of America Commercial Mortgage Trust,
                                                     Series 2001-C1, Class A1, 5.711% due 3/15/2033                       1,106,099
                   AAA       NR*         2,238,537   GS Mortgage Securities Corporation II, Series 1998-C1, Class A1,
                                                     6.06% due 10/18/2030                                                 2,336,358
                   AAA       NR*         2,555,887   Nomura Asset Securities Corporation, Series 1995-MD3, Class A1B,
                                                     8.15% due 3/04/2020                                                  2,693,244
                   AAA       Aaa         6,674,236   Saxon Asset Securities Trust, Series 2002-3, Class AV, 1.541%
                                                     due 12/25/2032 (a)                                                   6,683,671
                                                                                                                       ------------
                                                                                                                         32,494,010
                   ================================================================================================================


20         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

                               Low Duration Master Portfolio   (in U.S. dollars)

                   S&P       Moody's   Face
                   Ratings   Ratings   Amount        Non-Government Agency Mortgage-Backed Securities+                     Value
===================================================================================================================================
Stripped           AAA       Aaa       $35,000,000   Greenwich Capital Commercial Funding Corporation,
Mortgage-Backed                                      Series 2002-C1, Class XP, 2.29% due 1/11/2035 (a)(h)              $  3,403,712
Securities--1.2%   AAA       NR*        85,000,000   LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class XCP,
                                                     1.696% due 10/15/2035 (a)(h)                                         5,797,051
                                                                                                                       ------------
                                                                                                                          9,200,763
                   ================================================================================================================
                                                     Total Non-Government Agency Mortgage-Backed Securities
                                                     (Cost--$62,447,207)--8.0%                                           62,819,386
                   ================================================================================================================

Industry++                                           Corporate Bonds & Notes
===================================================================================================================================
Cable--U.S.--0.8%  BB-       Ba3         6,000,000   Echostar DBS Corporation, 4.405% due 10/01/2008 (a)(c)               6,247,500
===================================================================================================================================
Canadian           BB+       Ba1         1,700,000   Abitibi-Consolidated Inc., 6.95% due 12/15/2006 (1)                  1,779,876
Corporates**--
0.2%
===================================================================================================================================
Commercial         BBB       Baa3        2,500,000   Waste Management Inc., 6.50% due 5/15/2004                           2,542,058
Services &
Supplies--0.3%
===================================================================================================================================
Containers--0.4%   BBB       Baa3        2,885,000   Sealed Air Corporation, 5.375% due 4/15/2008                         3,046,240
===================================================================================================================================
Finance--1.3%                                        Household Finance Corporation:
                   A         A1            500,000        6.50% due 1/24/2006                                               540,738
                   A         A1          2,200,000        4.625% due 1/15/2008                                            2,286,959
                   A         A1          3,500,000        4.125% due 12/15/2008                                           3,530,608
                   BBB-      Ba1           855,000   IOS Capital LLC, 7.25% due 6/30/2008                                   910,575
                   A-        A3          2,745,000   Textron Financial Corporation, 2.75% due 6/01/2006                   2,739,332
                                                                                                                       ------------
                                                                                                                         10,008,212
===================================================================================================================================
Finance--          A+        Aa2         5,000,000   Bank of America Corporation, 4.75% due 10/15/2006                    5,278,630
Banks--3.8%        BBB-      Baa2        1,310,000   Capital One Bank, 4.875% due 5/15/2008                               1,348,190
                   BB+       Baa3        2,680,000   Firstbank Puerto Rico, 7.625% due 12/20/2005                         2,878,615
                                                     FleetBoston Financial Corporation:
                   A         A1          1,000,000        7.25% due 9/15/2005                                             1,087,411
                   A         A1          4,500,000        3.85% due 2/15/2008                                             4,574,286
                   A+        A1          1,500,000   Mellon Bank NA, 7% due 3/15/2006                                     1,657,434
                   BBB+      A3            670,000   Popular North America, Inc., 3.875% due 10/01/2008                     668,746
                   BB+       Ba1         2,800,000   Provident Bank, 6.375% due 1/15/2004                                 2,800,000
                   A+        Aa3         5,000,000   U.S. Bancorp, 6.875% due 12/01/2004                                  5,237,120
                   BBB+      A3            825,000   Washington Mutual Inc., 5.625% due 1/15/2007                           889,155
                   AA-       Aa1         3,050,000   Wells Fargo & Co., 6.625% due 7/15/2004                              3,134,052
                                                                                                                       ------------
                                                                                                                         29,553,639
===================================================================================================================================
Finance--          AA-       Aa1         5,000,000   Associates Corp. NA, 6% due 7/15/2005                                5,325,095
Other--9.3%                                          Bear Stearns Companies, Inc.:
                   A         A1          2,400,000        7.80% due 8/15/2007                                             2,775,238
                   A         A1          3,365,000        2.875% due 7/02/2008                                            3,257,014
                   A         A3          1,125,000   Boeing Capital Corporation, 7.10% due 9/27/2005                      1,216,675
                   A-        A3          1,600,000   Conoco Funding Company, 5.45% due 10/15/2006                         1,716,634
                   A         A3          4,650,000   Countrywide Home Loan, 5.25% due 6/15/2004                           4,728,404
                   BBB+      Baa3        4,500,000   Deutsche Telekom International Finance, 8.25% due 6/15/2005          4,881,398
                                                     Ford Motor Credit Company:
                   BBB-      A3          2,000,000        7.50% due 3/15/2005                                             2,110,826
                   BBB-      A3          5,250,000        7.60% due 8/01/2005                                             5,611,273
                   BBB-      A3          4,000,000        6.875% due 2/01/2006                                            4,269,232
                                                     General Motors Acceptance Corporation:
                   BBB       A3          5,000,000        7.625% due 6/15/2004                                            5,133,465
                   BBB       A3          1,750,000        6.85% due 6/17/2004                                             1,791,225
                   BBB       A3          5,750,000        7.50% due 7/15/2005                                             6,179,559
                   A+        A1          1,450,000   Golden West Financial Corporation, 5.50% due 8/08/2006               1,564,785


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          21

[LOGO] Merrill Lynch Investment Managers

                               Low Duration Master Portfolio   (in U.S. dollars)

                   S&P       Moody's   Face
Industry++         Ratings   Ratings   Amount        Corporate Bonds & Notes                                               Value
===================================================================================================================================
Finance--Other                                       Goldman Sachs Group Inc.:
(concluded)        A+        Aa3       $ 2,000,000        7.50% due 1/28/2005                                          $  2,123,516
                   A+        Aa3         2,220,000        4.125% due 1/15/2008                                            2,276,170
                   AA-       A1          1,900,000   International Lease Finance Corporation, 2.95% due 5/23/2006         1,915,033
                   A+        A1          2,970,000   J.P. Morgan Chase & Co., 3.125% due 12/11/2006                       2,994,167
                   A         A1          1,900,000   Lehman Brothers Holdings, Inc., 6.625% due 4/01/2004                 1,924,818
                   BBB       Baa2        3,060,000   MBNA Corporation, 5.625% due 11/30/2007                              3,274,249
                   A+        Aa3         2,500,000   Morgan Stanley, 7.75% due 6/15/2005                                  2,713,512
                   A+        A1          3,400,000   National Rural Utilities Cooperative Finance Corporation,
                                                     3.25% due 10/01/2007                                                 3,390,851
                                                     Pemex Finance Ltd.:
                   A-        Baa1          108,000        9.14% due 8/15/2004                                               109,740
                   A-        Baa1        2,117,917        8.45% due 2/15/2007                                             2,321,025
                                                                                                                       ------------
                                                                                                                         73,603,904
===================================================================================================================================
Gaming--0.1%       BB+       Ba2           915,000   Circus Circus Enterprises, Inc., 6.45% due 2/01/2006                   953,887
===================================================================================================================================
Industrial--       BB+       Ba3         2,300,000   American Greetings, 11.75% due 7/15/2008                             2,656,500
Consumer           A         A2          1,250,000   Brown-Forman Corporation, 3% due 3/15/2008                           1,223,402
Goods--1.0%        BBB       Baa2        1,200,000   Conagra Inc., 7.40% due 9/15/2004                                    1,244,491
                   A         A2          2,975,000   Fortune Brands, Inc., 2.875% due 12/01/2006                          2,993,418
                                                                                                                       ------------
                                                                                                                          8,117,811
===================================================================================================================================
Industrial--                                         Daimler-Chrysler NA Holdings:
Manufacturing--    BBB       A3          4,200,000        3.40% due 12/15/2004                                            4,243,537
3.0%               BBB       A3          1,200,000        6.40% due 5/15/2006                                             1,285,688
                   BBB-      Ba1         4,245,000   Lear Corporation, 7.96% due 5/15/2005                                4,542,150
                   BBB       Baa3        2,000,000   Northrop-Grumman Corp., 8.625% due 10/15/2004                        2,106,902
                   A+        A1          2,000,000   Pepsi Bottling Holdings Inc., 5.375% due 2/17/2004 (c)               2,009,356
                                                     Raytheon Company:
                   BBB-      Baa3          915,000        6.50% due 7/15/2005                                               975,094
                   BBB-      Baa3        1,250,000        6.15% due 11/01/2008                                            1,360,176
                   BBB-      Baa2        3,000,000   Staples, Inc., 7.125% due 8/15/2007                                  3,300,693
                   NR*       Ba1           360,000   Timken Company, 6.75% due 8/21/2006                                    368,154
                   BBB-      Ba2         3,000,000   Tyco International Group SA, 6.375% due 2/15/2006                    3,195,000
                                                                                                                       ------------
                                                                                                                         23,386,750
===================================================================================================================================
Industrial--       BBB+      Baa1        1,000,000   AOL Time Warner Inc., 5.625% due 5/01/2005                           1,046,793
Services--3.6%     BBB       Baa1        1,100,000   Cendant Corporation, 6.875% due 8/15/2006                            1,206,856
                   BBB       Baa3        1,440,000   Comcast Cable Communications, Inc., 6.375% due 1/30/2006             1,550,229
                   BBB+      Baa2        1,350,000   Fiserv, Inc., 4% due 4/15/2008                                       1,343,641
                   BBB-      Ba1         4,000,000   HCA Inc., 7.125% due 6/01/2006                                       4,333,728
                   BBB-      Baa3        6,800,000   Liberty Media Corporation, 2.67% due 9/17/2006 (a)                   6,873,916
                   BBB       Ba1         2,500,000   Manor Care, Inc., 7.50% due 6/15/2006                                2,712,500
                   BBB-      Baa3        1,250,000   News America Incorporated, 6.75% due 1/09/2038                       1,395,792
                   BBB+      Baa1        1,100,000   PHH Corporation, 6% due 3/01/2008                                    1,183,560
                   BBB       Baa3        4,500,000   TCI Communications Inc., 8.35% due 2/15/2005                         4,793,756
                   BBB+      Baa1        1,000,000   Turner Broadcasting, 7.40% due 2/01/2004                             1,004,306
                   BBB-      Baa3        1,000,000   USA Interactive, 6.75% due 11/15/2005                                1,065,689
                                                                                                                       ------------
                                                                                                                         28,510,766
===================================================================================================================================
Industrial--       AAA       Aaa           890,000   American Airlines, 3.857% due 7/09/2010                                879,595
Transportation--   BBB       Baa2        2,000,000   CSX Corporation, 6.46% due 6/22/2005                                 2,122,006
0.4%                                                                                                                   ------------
                                                                                                                          3,001,601
===================================================================================================================================
Insurance--1.6%    A-        A3          2,000,000   Hartford Financial Services Group, 4.70% due 9/01/2007               2,101,108
                                                     Marsh & McLennan Companies Inc.:
                   AA-       A2          3,500,000        6.625% due 6/15/2004                                            3,580,594
                   AA-       A2          3,500,000        3.625% due 2/15/2008                                            3,512,341
                   A         A2          2,300,000   MetLife Inc., 3.911% due 5/15/2005                                   2,365,283
                   AA        Aa3           385,000   Monumental Global Funding II, 3.85% due 3/03/2008 (c)                  388,442
                   A-        A3            500,000   Prudential Financial Inc., 3.75% due 5/01/2008                         500,243
                                                                                                                       ------------
                                                                                                                         12,448,011
                   ================================================================================================================


22         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

                               Low Duration Master Portfolio   (in U.S. dollars)

                   S&P       Moody's   Face
Industry++         Ratings   Ratings   Amount        Corporate Bonds & Notes                                               Value
===================================================================================================================================
Leisure--0.4%      A-        A3        $ 3,500,000   Carnival Corporation, 3.75% due 11/15/2007 (c)                    $  3,506,254
===================================================================================================================================
Paper--0.4%        BB        Ba2         2,800,000   Boise Cascade Corporation, 7.66% due 5/27/2005                       2,931,387
===================================================================================================================================
Real Estate        BBB+      Baa1        1,000,000   Avalonbay Communities, 6.58% due 2/15/2004                           1,005,636
Investment         BBB       Baa3        5,000,000   Developers Diversified Realty, 6.95% due 7/23/2004                   5,134,315
Trust--4.4%        BBB+      Baa1          950,000   Duke Realty Corporation, 6.875% due 3/15/2005                        1,005,936
                                                     Health Care Properties Inc.:
                   BBB+      Baa2        3,600,000        2.47% due 2/23/2004 (a)                                         3,596,522
                   BBB+      Baa2          900,000        9% due 3/01/2004                                                  908,829
                   BBB+      Baa2        3,000,000        7.48% due 4/05/2004                                             3,035,118
                   BBB-      Baa3        4,000,000   IRT Property Company, 7.77% due 4/01/2006                            4,382,480
                                                     Nationwide Health Properties:
                   BBB-      Baa3        1,400,000        7.60% due 11/20/2028                                            1,443,133
                   BBB-      Baa3        5,000,000        6.90% due 10/01/2037                                            5,111,900
                   BBB-      Baa3        1,400,000        6.59% due 7/07/2038                                             1,374,995
                   AAA       Aaa         6,951,000   Susa Partnership LP, 6.95% due 7/01/2006                             7,684,998
                                                                                                                       ------------
                                                                                                                         34,683,862
===================================================================================================================================
Retail--           BB+       Ba1         2,750,000   Yum! Brands, Inc., 8.50% due 4/15/2006                               3,059,375
Stores--0.4%
===================================================================================================================================
Utilities--        BBB       Baa2        1,250,000   Harris Corporation, 6.35% due 2/01/2028                              1,334,926
Communications--   CCC+      Caa2        5,000,000   Qwest Capital Funding, 5.875% due 8/03/2004                          5,012,500
2.9%               BBB-      Baa3        5,200,000   Sprint Capital Corporation, 6% due 1/15/2007                         5,553,844
                   BBB+      Baa2        5,000,000   Telecom Italia Capital SA, 4% due 11/15/2008 (c)                     5,031,650
                   BBB       Ba1         1,500,000   Telus Corporation, 7.50% due 6/01/2007                               1,678,716
                   A+        A2          2,250,000   Verizon Global Funding Corporation, 6.75% due 12/01/2005             2,441,408
                   NR*       NR*         5,000,000   WorldCom, Inc., 7.55% due 4/01/2004 (b)                              1,675,000
                                                                                                                       ------------
                                                                                                                         22,728,044
===================================================================================================================================
Utilities--        A         A2          2,500,000   Alabama Power Company, 2.80% due 12/01/2006                          2,510,372
Electric &         BBB       Baa3        1,465,000   American Electric Power, 6.125% due 5/15/2006                        1,578,665
Gas--4.4%          BBB       Baa2        1,060,000   Appalachian Power Company, 3.60% due 5/15/2008                       1,048,478
                   A         A1          4,645,000   Boston Edison Company, 1.65% due 10/15/2005 (a)                      4,670,664
                   BBB       Baa2        4,450,000   Conectiv Inc., 5.30% due 6/01/2005                                   4,624,124
                   BBB-      Baa3          595,000   Consumers Energy, 4.25% due 4/15/2008 (c)                              600,942
                   A-        A3            645,000   Detroit Edison Company, 5.05% due 10/01/2005                           674,693
                   BBB+      Baa1        2,500,000   Dominion Resources Inc., 7.625% due 7/15/2005                        2,700,667
                   A-        A2          2,125,000   FPL Group Capital Inc., 1.47% due 3/30/2005 (a)                      2,125,504
                   BB+       Baa2        3,000,000   FirstEnergy Corporation, 5.50% due 11/15/2006                        3,107,526
                   BBB       Baa3        4,500,000   NiSource Finance Corporation, 7.625% due 11/15/2005                  4,916,237
                   BBB       Baa1        2,500,000   PSE&G Power LLC, 6.875% due 4/15/2006                                2,725,485
                   BBB       Baa2        2,500,000   Southern California Edison Company, 8% due 2/15/2007                 2,859,375
                   BBB-      Baa3          685,000   Xcel Energy Inc., 3.40% due 7/01/2008 (c)                              668,955
                                                                                                                       ------------
                                                                                                                         34,811,687
===================================================================================================================================
Yankee             A-        Baa1        3,500,000   British Telecom PLC, 7.875% due 12/15/2005 (2)                       3,857,045
Corporates**--     BBB       Baa3        2,500,000   France Telecom, 8.45% due 3/01/2006 (2)                              2,792,487
0.9%                                                                                                                   ------------
                                                                                                                          6,649,532
                   ================================================================================================================
                                                     Total Corporate Bonds & Notes (Cost--$308,512,684)--39.6%          311,570,396
                   ================================================================================================================

                                             Shares
                                             Held    Preferred Stocks
===================================================================================================================================
Finance--Other                               1,500   Home Ownership Funding 2 (c)                                           751,523
                   ----------------------------------------------------------------------------------------------------------------
                                                     Total Preferred Stocks (Cost--$1,500,000)--0.1%                        751,523
                   ================================================================================================================


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          23

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)
                               Low Duration Master Portfolio   (in U.S. dollars)

                                        Face
                                        Amount        Short-Term Investments                                               Value
===================================================================================================================================
Commercial Paper***                     $17,000,000   Countrywide Home Loans, Inc., 1% due 1/02/2004                   $ 17,000,000
                                         23,000,000   Morgan Stanley & Co., Inc., 1.08% due 1/07/2004                    22,996,550
                                          9,300,000   Polonius Inc., 1.09% due 1/20/2004                                  9,294,932
                                         12,000,000   Romulus Funding Corp., 1.13% due 1/16/2004                         11,994,727
                                          8,000,000   Scaldis Capital LLC, 1.11% due 1/20/2004                            7,995,560
                                                                                                                       ------------
                                                                                                                         69,281,769
===================================================================================================================================
Time Deposit                                556,277   Brown Brothers, 0.35% due 1/02/2004                                   556,277
===================================================================================================================================

                                        Shares
                                        Held
===================================================================================================================================
                                         26,279,375   Merrill Lynch Premier Institutional Fund (d)(e)                    26,279,375
                          ---------------------------------------------------------------------------------------------------------
                                                      Total Short-Term Investments (Cost--$96,117,421)--12.2%            96,117,421
===================================================================================================================================
                          Total Investments (Cost--$841,472,177)--107.3%                                                845,101,915

                          Variation Margin on Financial Futures Contracts (f)--0.0%                                         (52,877)

                          Liabilities in Excess of Other Assets--(7.3%)                                                 (57,206,949)
                                                                                                                       ------------
                          Net Assets--100.0%                                                                           $787,842,089
                                                                                                                       ============

*     Not Rated.
**    Corresponding industry groups for foreign securities:
(1)   Industrial.
(2)   Telecommunications.
*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
+ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)   Floating rate note.
(b)   Non-income producing security.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Premier Institutional Fund         26,279,375       $11,819
      --------------------------------------------------------------------------

(e)   Security was purchased with the cash proceeds from securities loans.
(f) Financial futures contracts purchased as of December 31, 2003 were as follows:

      --------------------------------------------------------------------------
      Number of                     Expiration          Face          Unrealized
      Contracts        Issue           Date             Value           Losses
      --------------------------------------------------------------------------
          127       Eurodollar     December 2004     $126,365,572     $ (51,371)
      --------------------------------------------------------------------------
      Total Unrealized Losses                                         $ (51,371)
                                                                      =========

      Financial futures contracts sold as of December 31, 2003 were as follows:

      --------------------------------------------------------------------------
      Number of                         Expiration         Face       Unrealized
      Contracts         Issue             Date            Value        Losses
      --------------------------------------------------------------------------
          423        Five-Year U.S.      March
                Treasury Note Futures     2004         $46,900,648    $(316,727)
      --------------------------------------------------------------------------
      Total Unrealized Losses                                         $(316,727)
                                                                      =========

(g) All or a portion of security held as collateral in connection with open financial futures contracts.
(h)   Represents the interest-only portion of a mortgage-backed obligation.

      See Notes to Financial Statements.


24         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Statement of Assets and Liabilities                Low Duration Master Portfolio

As of December 31, 2003
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (including securities loaned of $25,471,782)
                        (identified cost--$841,472,177) .................................                      $ 845,101,915
                       Receivables:
                          Interest ......................................................    $   6,497,062
                          Contributions .................................................        1,285,367
                          Paydowns ......................................................           45,416
                          Securities lending--net .......................................            8,499         7,836,344
                                                                                             -------------
                       Prepaid expenses and other assets ................................                              1,597
                                                                                                               -------------
                       Total assets .....................................................                        852,939,856
                                                                                                               -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ........................                         26,279,375
                       Payables:
                          Securities purchased ..........................................       36,169,214
                          Withdrawals ...................................................        2,067,518
                          Custodian bank ................................................          477,673
                          Variation margin ..............................................           52,877
                          Investment adviser ............................................           18,087
                          Other affiliates ..............................................            7,650        38,793,019
                                                                                             -------------
                       Accrued expenses and other liabilities ...........................                             25,373
                                                                                                               -------------
                       Total liabilities ................................................                         65,097,767
                                                                                                               -------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets .......................................................                      $ 787,842,089
                                                                                                               =============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ...............................................                      $ 784,580,449
                       Unrealized appreciation on investments--net ......................                          3,261,640
                                                                                                               -------------
                       Net Assets .......................................................                      $ 787,842,089
                                                                                                               =============

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          25

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                            Low Duration Master Portfolio

For the Six Months Ended December 31, 2003
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                       Interest .........................................................                      $  14,090,715
                       Dividends ........................................................                            101,012
                       Interest on swaps ................................................                             33,492
                       Securities lending--net ..........................................                             11,819
                                                                                                               -------------
                       Total income .....................................................                         14,237,038
                                                                                                               -------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................    $     793,713
                       Accounting services ..............................................          139,211
                       Custodian fees ...................................................           30,077
                       Professional fees ................................................           26,976
                       Trustees' fees and expenses ......................................           15,555
                       Pricing fees .....................................................           13,327
                       Printing and shareholder reports .................................            1,917
                       Other ............................................................           10,996
                                                                                             -------------
                       Total expenses ...................................................                          1,031,772
                                                                                                               -------------
                       Investment income--net ...........................................                         13,205,266
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized Loss on Investments--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ................................                         (1,183,122)
                       Change in unrealized appreciation on investments--net ............                         (5,217,525)
                                                                                                               -------------
                       Total realized and unrealized loss on investments--net ...........                         (6,400,647)
                                                                                                               -------------
                       Net Increase in Net Assets Resulting from Operations .............                      $   6,804,619
                                                                                                               =============

      See Notes to Financial Statements.


26         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Statements of Changes in Net Assets                Low Duration Master Portfolio

                                                                                              For the Six         For the
                                                                                              Months Ended       Year Ended
                                                                                              December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                2003              2003
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................    $  13,205,266     $  24,364,515
                       Realized gain (loss) on investments--net .........................       (1,183,122)        2,412,393
                       Change in unrealized appreciation on investments--net ............       (5,217,525)       11,367,228
                                                                                             -------------------------------
                       Net increase in net assets resulting from operations .............        6,804,619        38,144,136
                                                                                             -------------------------------
============================================================================================================================
Capital Transactions
----------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ......................................      235,225,329       905,711,132
                       Fair value of withdrawals ........................................     (193,522,031)     (716,855,965)
                                                                                             -------------------------------
                       Net increase in net assets derived from capital transactions .....       41,703,298       188,855,167
                                                                                             -------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .....................................       48,507,917       226,999,303
                       Beginning of period ..............................................      739,334,172       512,334,869
                                                                                             -------------------------------
                       End of period ....................................................    $ 787,842,089     $ 739,334,172
                                                                                             ===============================

      See Notes to Financial Statements.


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          27

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                               Low Duration Master Portfolio

                                                                  For the Six        For the Year Ended        For the Period
                                                                  Months Ended             June 30,           October 6, 2000+
The following ratios have been derived                            December 31,     -----------------------       to June 30,
from information provided in the financial statements.               2003            2003           2002             2001
==============================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------
                       Total investment return ................        .90%++          6.05%          5.59%            --
                                                                  ============================================================
==============================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................        .27%*            .28%           .32%           .30%*
                                                                  ============================================================
                       Investment income--net .................       3.48%*           3.73%          5.03%          6.78%*
                                                                  ============================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $787,842         $739,334       $512,335       $305,514
                                                                  ============================================================
                       Portfolio turnover .....................      53.91%          198.09%         70.92%        192.04%
                                                                  ============================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.


28         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Notes to Financial Statements                      Low Duration Master Portfolio

1. Significant Accounting Policies:

Low Duration Master Portfolio ("the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Master Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Master Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Master Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Master Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Master Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Master Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Master Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          29

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)          Low Duration Master Portfolio

      Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank -- The Portfolio recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services,


30         MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003

Notes to Financial Statements (concluded)       Low Duration Master Portfolio

Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of 0.21%.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended December 31, 2003, MLIM, LLC received $5,167 in securities lending agent fees.

For the six months ended December 31, 2003, the Portfolio reimbursed FAM $7,354 for certain accounting services.

Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2003 were $404,493,466 and $388,354,399, respectively.

Net realized gains (losses) for the six months ended December 31, 2003 and net unrealized gains (losses) as of December 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................        $(1,355,791)       $ 3,629,738
Short-term investments .................               (261)                --
Options purchased ......................            112,147                 --
Options written ........................           (359,469)                --
Swaps ..................................            515,962                 --
Financial futures contracts ............            (95,710)          (368,098)
                                                ------------------------------
Total investments ......................        $(1,183,122)       $ 3,261,640
                                                ==============================

As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $3,448,605, of which $9,477,395 related to appreciated securities and $6,028,790 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $841,653,310.

Transactions in call options written for the six months ended December 31, 2003 were as follows:

-------------------------------------------------------------------------------
                                                    Number of         Premiums
                                                    Contracts         Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ....................               127        $    15,304
Options written ..........................                25          1,315,913
Options closed ...........................               (25)        (1,315,913)
Options expired ..........................              (127)           (15,304)
                                                    ---------------------------
Outstanding call options written,
  end of period ..........................                --        $        --
                                                    ===========================

Transactions in put options written for the six months ended December 31, 2003 were as follows:

-------------------------------------------------------------------------------
                                                    Number of         Premiums
                                                    Contracts         Received
-------------------------------------------------------------------------------
Outstanding put options written,
  beginning of period ....................               127        $    91,503
Options written ..........................                25          1,315,913
Options closed ...........................              (152)        (1,407,416)
                                                    ---------------------------
Outstanding put options written,
  beginning of period ....................                --        $        --
                                                    ===========================

4. Short-Term Borrowings:

The Master Trust, on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the six months ended December 31, 2003.


           MERRILL LYNCH LOW DURATION FUND         DECEMBER 31, 2003          31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Low Duration Fund of
Merrill Lynch Investment Managers Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                            #ML -- 3070 -- 12/03

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc.

        Date: February 23, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc.

        Date: February 23, 2004


        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc.

        Date: February 23, 2004